OMNIBUS AMENDMENT

DATED AS OF NOVEMBER 30, 2004

BY AND AMONG

Caremark Inc.,
AdvancePCS Health, L.P.,
Caremark Receivables LLC,
Caremark Rx, Inc.,
Caremark International, Inc.,
Caremark Limited, LLC,
Caremark, L.P.,

THE CONDUITS PARTY HERETO,
THE FINANCIAL INSTITUTIONS PARTY HERETO,
THE CO-AGENTS PARTY HERETO,

AND

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Administrative Agent,

AMENDMENT NO. 1 TO RECEIVABLES SALE AGREEMENT

AMENDMENT NO. 1 TO RECEIVABLES PERFORMANCE AGREEMENT

AMENDMENT NO. 1 TO PERFORMANCE UNDERTAKING

OMNIBUS AMENDMENT

THIS OMNIBUS AMENDMENT (this "Omnibus Amendment"), dated as of November 30, 2004, is by and among:

    CAREMARK INC., a California corporation ("Caremark" or an "Existing Originator") and ADVANCEPCS HEALTH, L.P., a Delaware limited partnership ("AdvancePCS" or an "Existing Originator"),
    CAREMARK RECEIVABLES LLC, a Delaware limited liability company (the "SPV"),
    Caremark Rx, Inc., a Delaware corporation, and Caremark International, Inc., a Delaware corporation (collectively, the "Performance Guarantors"),
    Caremark Limited, LLC, a Delaware limited liability company ("Caremark LLC"), and Caremark, L.P. , a Delaware limited partnership (the "Partnership" and, together with Caremark LLC, the "New Originators"),
    Blue Ridge Asset Funding Corporation, a Delaware corporation, Jupiter Securitization Corporation, a Delaware corporation, and Atlantic Asset Securitization Corp., a Delaware corporation (collectively, the "Conduits"),
    CALYON NEW YORK BRANCH, a French banking corporation, BANK ONE, NA (NATIONAL ASSOCIATION, a national banking association, and Wachovia Bank, National Association, a national banking association, each individually (each in such capacity, together with its successors and assigns in such capacity, a "Committed Purchaser") and as a co-agent (each in such capacity, together with its successors and assigns in such agency capacity, a "Co-Agent"), and
    Wachovia Bank, National Association, as administrative agent (together with its successors and assigns in such agency capacity, the "Administrative Agent).

RECITALS

The Existing Originators and the SPV are parties to a Receivables Sale Agreement, dated as of March 24, 2004 (the "Receivables Sale Agreement"), pursuant to which the Existing Originators agreed to sell all of their right, title and interest in and to their existing and thereafter arising Receivables and Related Security.

The SPV, Caremark and AdvancePCS, as Servicers, the Performance Guarantors, the Conduits, the Committed Purchasers, the Co-Agents and the Administrative Agent are parties to a Receivables Purchase Agreement, dated as of March 24, 2004 (the "Receivables Purchase Agreement"), pursuant to which the SPV has transferred to the Agents and the Purchasers certain undivided interests in such Receivables and Related Security.

Pursuant to the Receivables Purchase Agreement, the Performance Guarantors have executed a Performance Undertaking dated as of March 24, 2004 (the "Performance Undertaking"), in favor of the SPV and its assigns.

Caremark has formed Caremark LLC, and Caremark and Caremark LLC have formed the Partnership of which Caremark is the general partner and Caremark LLC is the sole limited partner. In accordance with the capital contribution requirements in the Caremark, L.P. Limited Partnership Agreement dated as of July 27, 2004 and pursuant to an Assignment of Beneficial Interest dated as of September 30, 2004, Caremark has (i) on its own behalf, assigned to the Partnership one percent (1%) of the beneficial ownership interest in substantially all of its assets and liabilities, and (ii) on behalf of Caremark LLC, assigned to the Partnership ninety-nine percent (99%) of the beneficial ownership interest in substantially all of Caremark's assets and liabilities, in exchange for 100% of the ownership interests in the Partnership. Notwithstanding the foregoing, Caremark retains legal title to its assets.

Because it continues to be the Existing Originators' desire and intention that the Receivables Sale Agreement effect a true sale to the SPV of all legal and beneficial interest in the Receivables and Related Security, the parties wish to add Caremark LLC and the Partnership as new Originators under the Receivables Sale Agreement.

In furtherance of the foregoing, the parties hereto also desire to amend certain provisions of the Receivables Purchase Agreement and the Performance Undertaking as hereinafter set forth.

A G R E E M E N T

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

    Definitions. Capitalized terms used herein and not defined herein shall have the respective meanings assigned thereto in the Receivables Purchase Agreement or, if not defined therein, the respective meanings assigned thereto in the Receivables Sale Agreement or Performance Undertaking, as applicable.
    Amendment to Receivables Sale Agreement. Subject to the terms and conditions set forth herein, the Receivables Sale Agreement is hereby amended as follows:

    (a) Each of Caremark LLC and the Partnership is hereby added as an Originator under the Receivables Sale Agreement, and hereby agrees to sell to the SPV all of such Originator's right, title and interest in and to any Receivables now owned or hereafter originated by it through the Purchase Termination Date, together with the associated Related Security, and the SPV hereby agrees to purchase the same, in accordance with and subject to the terms of the Receivables Sale Agreement.

    (b) From and after the date hereof: (i) the representation set forth in the first sentence of Section 4.1(d) of the Receivables Sale Agreement as to Receivables originated by Caremark, Caremark LLC and the Partnership shall be deemed to be made by them collectively, and (ii) the Purchase Price for Receivables originated by Caremark, Caremark LLC or the Partnership shall be paid to, or on behalf of, the Partnership.

    Amendments to Receivables Purchase Agreement. Subject to the terms and conditions set forth herein, the Receivables Purchase Agreement is hereby amended as follows:

    (a) Each of Caremark LLC and the Partnership is hereby added as a Servicer under the Receivables Purchase Agreement, and hereby agrees to service the Receivables originated by it.

    (b) The first sentence Section 5.1(a) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows: "Such Seller Party is a corporation, limited partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, formation or organization and has all corporate, limited partnership or limited liability company power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted."

    (c) The definition of "Originator" in the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

    "Originator" means each of Caremark, Caremark Limited, LLC, a Delaware limited liability company, and Caremark, L.P., a Delaware limited partnership, and AdvancePCS, in its capacity as a seller under the Receivables Sale Agreement.

    (d) All references in the Receivables Purchase Agreement to "Credit Lyonnais New York Branch" are hereby replaced with "Calyon New York Branch."

    (e) All references in Article VIII of the Receivables Purchase Agreement to "Caremark" and/or "AdvancePCS" shall hereafter be deemed to be references to "Caremark, Caremark, LLC, the Partnership and AdvancePCS".

    Amendments to Performance Undertaking. Subject to the terms and conditions set forth herein, the Performance Undertaking is hereby amended as follows:

    (a) The first recital in the Performance Undertaking is hereby amended and restated in its entirety to read as follows:

                Caremark Inc., a California corporation ("Caremark"), Caremark Limited, LLC, a Delaware limited liability company ("Caremark LLC"), Caremark, L.P., a Delaware limited partnership (the "Partnership"), Advance PCS Health, L.P., a Delaware limited partnership ("AdvancePCS" and, together with Caremark, Caremark LLC and the Partnership, collectively, the "Originators"), and Recipient have entered into a Receivables Sale Agreement, dated as of March 24, 2004 (as amended, restated or otherwise modified from time to time, the "Sale Agreement"), pursuant to which each of the Originators, subject to the terms and conditions contained therein, is selling and/or contributing its right, title and interest in its accounts receivable to Recipient.

    (b) The definition of "Servicing Related Obligations" in the Performance Undertaking is hereby amended and restated in its entirety to read as follows:

    "Servicing Related Obligations" means, collectively, all obligations of Caremark, Caremark, LLC, the Partnership and AdvancePCS (a) as a Servicer under the Second Step Agreement or (b) which arise pursuant to Section 8.2, 8.3, 8.5, 8.7 or 13.3 of the Second Step Agreement as a result of its termination as a Servicer.

    (c) All references in the Performance Undertaking to "Credit Lyonnais New York Branch" are hereby replaced with "Calyon New York Branch."

    Conditions to Effectiveness of this Omnibus Amendment. This Omnibus Amendment shall become effective as of the date hereof, subject to the satisfaction of the following conditions:
      The Administrative Agent shall have received duly executed counterparts of this Omnibus Amendment from each of the parties hereto and of each of the other documents and opinions listed on Annex A attached hereto.
      As of the date hereof, both before and after giving effect to this Omnibus Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of the Seller Parties shall be deemed to have represented and warranted such).
    Miscellaneous.
      Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement, the Receivables Sale Agreement, any other Transaction Document or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Receivables Purchase Agreement, the Receivables Sale Agreement, any other Transaction Document or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement or the Receivables Sale Agreement, as applicable, to "this Agreement," "herein," "hereof" and words of like import shall mean such agreement, as amended hereby, and each reference in the Transaction Documents to "Receivables Purchase Agreement," the "Purchase Agreement" or the Receivables Purchase Agreement or to "Receivables Sale Agreement," the "Sale Agreement" or the Receivables Sale Agreement shall mean the Receivables Purchase Agreement or the Receivables Sale Agreement, as applicable, as amended hereby. This Omnibus Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and the Receivables Sale Agreement, as applicable, and all terms, conditions, representations, warranties, covenants and agreements set forth in each such agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
      Transaction Documents. This Omnibus Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and the Receivables Sale Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.
      Costs, Fees and Expenses. The SPV agrees to reimburse the Agents on demand for all costs, fees and expenses incurred by the Agents (including, without limitation, the reasonable fees and expenses of Latham & Watkins, LLP, as counsel to the Agents) incurred in connection with the preparation, execution and delivery of this Omnibus Amendment.
      Counterparts. This Omnibus Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.
      Severability. Any provision contained in this Omnibus Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Omnibus Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.
      GOVERNING LAW. THIS OMNIBUS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, without regard to the principles of conflicts of laws thereof OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.
      WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMIT TED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS OMNIBUS AMENDMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

(Signature Pages Follow)

IN WITNESS WHEREOF, the undersigned have caused this Omnibus Amendment to be executed as of the date first above written.

CAREMARK RECEIVABLES LLC

By:

Name:

Title:

CAREMARK INC.

By:

Name:

Title:

ADVANCEPCS HEALTH, L.P.

By: AdvancePCS Health Systems LLC, its General Partner

By:

Name:

Title:

Caremark Limited, LLC

By:

Name:

Title:

Caremark, L.P.

By: Caremark, Inc., its General Partner

By:

Name:

Title:

CAREMARK RX, INC., as a Performance Guarantor

By:

Name:

Title:

CAREMARK INTERNATIONAL, INC., as a Performance Guarantor

By:

Name:

Title:

BLUE RIDGE ASSET FUNDING CORPORATION

BY: WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT

By: __________________________________

Name:

Title:

WACHOVIA BANK, National Association, as a Committed Purchaser, as Blue Ridge Agent and as Administrative Agent

By:

Name:

Title:

JUPITER SECURITIZATION CORPORATION

By:

Name:

Title:

BANK ONE, NA, as a Committed Purchaser and as Jupiter Agent

By:

Name:

Title:

ATLANTIC ASSET SECURITIZATION CORP.

By: Calyon New York Branch, as Attorney-in-Fact

By: __________________________________________
Name:

Title:

CALYON NEW YORK BRANCH, as a Committed Purchaser and as Atlantic Agent

By:________________________________
Name:

Title: